NEW YORK EQUITY FUND

Supplement dated May 14, 2007

to

Prospectus dated August 1, 2006

as supplemented on

April 10, 2007

This supplement revises the Prospectus of New York Equity Fund dated August 1, 2006 (“Fund”) as supplemented on April 10, 2007, and replaces the supplement to the Prospectus dated April 10, 2007.

The Prospectus is changed as follows as of April 10, 2007:

1.

The section of the Prospectus titled “Expense Information” on page 5 is revised by adding the following sentence immediately after the first sentence:

The Advisor terminated its voluntary fee waiver arrangement with the Fund, effective as of April 1, 2007.

2.

The section of the Prospectus titled “Expense Information” on page 5 is revised by deleting Note 3 in its entirety and replacing it with the following Note 3:

Total annual operating expenses as shown for the fiscal year ended March 31, 2006, do not reflect the effect of the Advisor’s voluntary fee waiver arrangement, pursuant to which the Advisor waived a portion of its fees in order to maintain Total Annual Fund Operating Expenses at or below 1.98%.  The voluntary fee waiver arrangement, which continued in effect through the fiscal year ended March 31, 2007, was terminated by the Advisor, effective as of April 1, 2007.  Termination of this arrangement is likely to result in higher expenses.

3.

The section of the Prospectus titled “Operations of the Fund” is revised by replacing the second and third paragraphs of that section on pages 7 and 8 with the following paragraphs:

The Trust retains Pinnacle Advisors  LLC, 5710 Commons Park, East Syracuse, New York, to manage the Fund’s investments.  Pursuant to the advisory agreement currently in effect, the Fund has agreed to pay the advisor a fee equal to the annual rate of 1% of the average value of its daily net assets up to $100 million; .95% of such assets from $100 million to $200 million and .85% of such assets in excess of $200 million. During the fiscal year ended March 31, 2006, the Fund paid the Advisor a fee of less than 1.0%.  Pursuant to a voluntary fee waiver arrangement, the Advisor waived the fee to which it otherwise would have been entitled during that fiscal year in order to maintain total annual fund operating expenses at 1.98%.  The Advisor terminated its voluntary fee waiver arrangement effective as of April 1, 2007.  Expenses of the Fund are likely to be higher as a result of the termination of this voluntary arrangement.

Effective as of April 10, 2007, Michael M. Samoraj replaced Gregg A. Kidd as the Portfolio Manager of the Fund.  Mr. Kidd, President and a controlling equity owner of the Advisor, had served as Portfolio Manager of the Fund since its inception in 1997.  Mr. Samoraj is solely and primarily responsible for the day-to-day management of the Fund’s portfolio.  In connection with his duties as Portfolio Manager, Mr. Samoraj is responsible for analyzing which securities are eligible for purchase by the Fund, selecting and making recommendations regarding securities to be purchased, and exploring new channels of distribution for the Fund’s shares.  Mr. Samoraj is an employee of the Adviser and has been employed by Pinnacle Investments, LLC, the Principal Underwriter of the Fund during the past five years. Mr. Samoraj has managed client accounts on a non-discretionary basis for 25 years.  He has no experience managing investment company portfolios.   Mr. Samoraj also serves as Secretary and Chief Compliance Officer of the Fund.

4.

The section of the Prospectus titled “Financial Highlights” is revised  by adding the following sentence to Note (b):

The Advisor terminated its voluntary fee waiver arrangement with the Fund effective as of  April 1, 2007.

5.

The back cover page of the prospectus is revised as follows:

Huntington National Bank, 7 East Oval EA4E95, Columbus, OH 43219, will replace The Bank of New York as Custodian, effective as of April 17, 2007.

The Prospectus is changed as follows as of May 14, 2007:

1.

The section of the Prospectus titled “Risk/Return Summary” is revised by deleting the paragraph preceding the bar chart in the sub-section captioned “Performance Summary” on page 3 in its entirety and replacing it with the following:

The bar chart and performance table shown below show one measure of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for each calendar year since the Fund’s inception, and by showing how the Fund’s average annual total returns compare with those of a broad-based market index.  How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  The  impact of taxes and sales charges are not reflected in the bar chart.  If reflected, returns would be less than those shown. The sales charge schedule which had been in effect since the Fund’s inception on Mary 12, 1997, was eliminated on April 1, 2005. During the period from April 1, 2005 through May 13, 2007, shares of the Fund were offered without a sales charge.  A new sales charge schedule was implemented on May 14, 2007. The Adviser terminated its voluntary fee waiver arrangement on April 1, 2007.

2.

The section of the Prospectus titled “Risk/Return Summary” is revised by deleting the sub-section captioned Average Annual Total Returns (For Periods Ending December 31, 2004) in its entirety and replacing it with the following:

Average Annual Total Returns (For Periods Ended December 31, 2006)

The table below shows how the Fund’s average annual total returns compare with those of the Standard & Poor’s 500 Index, both before and after taxes.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or to certain institutional investors not subject to tax. The Fund’s average annual returns have been restated to reflect the maximum sales charge of 2.5% which was implemented on May 14, 2007.  During the period from the Fund’s inception on May 12, 1997 through March 31, 2005, the maximum sales charge in effect was 4.75%.  The Fund’s sales charge was eliminated April 1, 2005 and shares of the Fund were offered at net asset value from April 1, 2005 through May 13, 2007. The Advisor terminated its voluntary fee waiver arrangement with the Fund effective as of April 1, 2007.

Average Annual Total Returns (For Periods Ended December 31, 2006)

	One Year	Five Years	Since Inception (May 12, 1997)
New York Equity Fund
Return Before Taxes	2.72%	-0.92%	-0.31%
Return After Taxes on Distributions	2.72%	-0.92%	-0.69%
Returns After Taxes on Distributions and Sale of Fund Shares	3.26%	-0.35%	-0.36%
Standard & Poor’s 500 Index *	13.62%	4.32%	5.61%

*The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares.  The Fund’s performance is compared to the Standard and Poor’s 500 Index, an unmanaged index of 500 widely held domestic common stocks.  The index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes.  The Fund’s investments vary from those in the index.

3.

The section of the Prospectus titled “Expense Information” on page 5 is revised by deleting the sub-section captioned “Shareholder Transaction Expenses” in its entirety and replacing it with the following:

Shareholder Transaction Expenses (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases

2.5%

(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)

None

Sales Charge (Load) Imposed on Reinvested Dividends

None

Redemption Fee

None1

4.

The section of the Prospectus titled “Expense Information” on page 5 is revised by deleting the sub-section captioned “Example” in its entirety and replacing it with the following:

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Your actual costs may be higher or lower because expenses will vary over time.  Based on these assumptions, your expenses would be as follows:

1   Year

$446

3   Years

$1,039

5   Years

$1,657

10 Years

$3,320

6.

The section of the Prospectus titled “How to Purchase Shares” is revised by deleting the third paragraph under the subsection captioned “Initial Investments” on pages 9 and 10 in its entirety and replacing it with the following:

Shares of the Fund are sold on a continuous basis at the public offering price next determined after receipt of a purchase order by the Fund.  Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Transfer Agent by 5:00 p.m., Eastern time on that day, are confirmed at the public offering price next determined as of the close of the regular trading session on the New York Stock Exchange on that dat.  It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Transfer Agent by 5:00 p.m., Eastern time.  Dealers may charge a fee for effecting purchase orders.  Direct purchase orders received by the Transfer Agent by 4:00 p.m. Eastern time, are confirmed at that day’s public offering price.  Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the public offering price next determined on the following business day.  The public offering price of the Fund’s shares is the next determined net asset value per share plus an initial sales charge as shown in the following table.

Sales Charge as % of

Dealer

Public Offering

Net Amount

Reallowance

Price

Invested

as % of

Amount of Investment

Public

Offering Price

Less then $50,000

2.50%

2.56%

2.25%

$50,000 but less than $100,000

2.00%

2.04%

1.75%

$100,000 but less than $250,000

1.50%

1.52%

1.25%

$5000,000 but less than $1,000,000

0.50%

0.50%

0.25%

$1,000,000 or more

None

None

None

Under certain circumstances, the Underwriter may increase or decrease the reallowance to dealers.  Dealers engaged in the sale of shares of the Fund may be deemed to be underwriters under the Securities Act of 1933, as amended.  The Underwriter retains the entire initial sales charge on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

7.

The section of the Prospectus titled “How to Purchase Shares” is revised by deleting the subsection captioned “Purchases at Net Asset Value” on page 10 in its entirety and replacing it with the following new subsection:

You may purchase shares of the Fund at net asset value when the payment for your investment represents the proceeds from the redemption of shares of any other mutual fund which has an initial sales charge.  Your investment will qualify for this provision if the purchase price of the shares of the other fund included an initial sales charge and the proceeds resulting from such redemption were received from the other fund no more than sixty days prior to your purchase of shares of the Fund.  To make a purchase at net asset value pursuant to this privision, you must submit photocopies of the confirmations (or similar evidence) showing the purchase and redemption of shares of the other fund.  The redemption of shares of the other fund is, for federal incomes tax purposes, a sale on which you may realize a gain or loss.  These privisions may be modified or terminated at any time.  Contact your securities dealer or the Transfer Agent for further information.

Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may also purchase shares of the Fund at net asset value.  To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at net asset value.  Federal and state credit unions may also purchase shares at net asset value.

In addition, shares of the Fund may be purchased at net asset value by broker-dealers who have a sales agreement with the Underwriter and by their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

Clients of investment advisors and financial planners may also purchase shares of the Fund at net asset value if their investment advisor or financial planner has made arrangements with the Underwriter to permit them to do so.  The investment advisor or financial planner must notify the Fund that an investment qualifies for a purchase at net asset value.

Trustees, directors, officers and employees of the Fund, the Advisor, the Underwriter or the Transfer Agent, including members of the immediate families of such individuals and employee benefit plans established by such entities may also purchase shares of the Fund at net asset value.

May 14, 2007

PS0000.002

NEW YORK EQUITY FUND

Supplement dated May 14, 2007

to

Statement of Additional Information dated August 1, 2006

This supplement revises the Statement of Additional Information of New York Equity

Fund (“Fund”) as previously supplemented on April 10, 2007.

The section of the Statement of Information titled “THE UNDERWRITER” is deleted in its entirety and replaced with the following:

THE UNDERWRITER

Pinnacle Investments, Inc., 5710 Commons Park, East Syracuse, New York 13057, is the principal underwriter of the Fund and, as such, is the exclusive agent for distribution of shares of the Fund.  The Underwriter is obligated to sell the shares on a best efforts basis only against purchase orders for the shares.

Effective as of May 14, 2007, shares of the Fund are offered to the public on a continuous basis subject to a front-end sales charge (load) which decreases as a percentage of the public offering price as determined by a breakpoint schedule at successively higher levels of investment. As described in the Prospectus dated August 1, 2007, as supplemented on April 10, 2007 and May 14, 2007,  the front-end sales charge is eliminated on purchases of $1 million or more.  From April 1, 2005 through May 11, 2007, shares of the Fund were offered to the public at net asset value.  The sales charge schedule that had been in effect since the Fund’s inception (May 12, 1997) was eliminated on April 1, 2005.

The Underwriter allows concessions to dealers who sell shares of the Fund.  In addition, during the period of time when the previous sales charge schedule was in effect (from the inception of the Fund through March 31, 2005), the Underwriter allowed concessions to dealers who sold shares of the Fund. In connection with those sales, the Underwriter received only that portion of the initial sales charge that was not reallowed to such dealers prior to April 1, 2005, the Underwriter retained the entire sales charge on all direct initial investments in the Fund and on all investments in accounts for which the Underwriter was designated as the dealer of record.  During the fiscal years ended March 31, 2005, 2004, and 2003, the aggregate commissions collected on sales of the Fund’s shares were $6,573,  $12,310, and $10,250, respectively, of which the Underwriter paid $5,502,  $10,705, and $6,242, respectively, to unaffiliated broker-dealers in the selling network and retained $1,071, $1,605, and $4,008, respectively, from underwriting and broker commissions.

By its terms, the Trust’s Underwriting Agreement will remain in force until April 1, 2008, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund’s outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.  The Underwriting Agreement may be terminated at any time, on sixty days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund’s outstanding voting securities, or by the Underwriter.  The Underwriting Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules there under.

Gregg A. Kidd is an affiliated person of both the Trust and the Underwriter.

May 14, 2007

SAIS0000.002